STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify that:

FIRST: That by unanimous consent of the Board of Directors of Laredo Mining, Inc. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and in the best interest of the shareholders of the Corporation.  The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing Articles numbered “FIRST” so that, as amended, said Articles shall be and read as follows:

FIRST: The name of this corporation is Laredo Oil, Inc.

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article numbered “FOURTH” so that, as amended, said Article shall be and read as follows:

FOURTH: The total number of shares which the corporation shall have the authority to issue is 90,000,000 Shares of Common Stock with $0.0001 par value and 10,000,000 shares of Preferred Stock with $0.0001 par value.

Each one (1) share of the corporation’s Common Stock, par value $0.0001, issued and outstanding as of October 26, 2009, shall be converted into six and one quarter (6.25) shares of the corporation’s Common Stock, par value $0.0001.  Any fractional shares resulting from such conversion shall be rounded up to the nearest whole share.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a majority of the corporation’s stockholders voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 16th day of October, 2009.

By:  /s/ Mark See____________________

Title: CEO_________________________

Name: Mark See____________________